Deferred Charges and leasehold improvements	12 Months Ended
Dec. 31, 2022
Deferred Charges And Leasehold Improvements
Deferred Charges and leasehold improvements

5. Deferred Charges and leasehold improvements

Deferred charges, consisting of dry-docking and special survey costs, net of accumulated amortization, amounted to $34,816 and $27,344 at December 31, 2022 and 2021, respectively. Leasehold improvements for the suezmaxes Eurochampion 2004, Euronike amounted to $450, for the suezmaxes Archangel, Alaska, Arctic, Antarctic and the aframax Sakura Princess amounted to $9,106, at December 31, 2022 ($2,857 for the suezmaxes Eurochampion 2004, Euronike and $4,096 for the suezmaxes Archangel, Alaska and Arctic, at December 31, 2021). Amortization of deferred dry-docking costs and of leasehold improvements is included in Depreciation and amortization in the accompanying Consolidated Statements of Comprehensive Income (Loss).